Exhibit 8.1

Company	Country	Percentage
AB Siefvert & Fornander	Sweden	100.00
Alluma SA	Belgium	100.00
Altpapier Verw Wattenschied GmbH	Germany	100.00
As Oy Helsingin Oravatalo	Finland	100.00
AS Papyrus	Estonia	100.00
AS Stora Enso Mets	Estonia	100.00
As. Oy Hanhirinne	Finland	77.22
As. Oy Petronrinne	Finland	75.78
Bäcke Emballage AB	Sweden	100.00
Berghuizer Papierfabriek N.V.	Netherlands	100.00
Carl Emil AS	Norway	100.00
Carl Emil Bergen AS	Norway	100.00
Cartiberia SA	Spain	100.00
Cefortia AB	Sweden	100.00
Chai Narai Co Ltd	Thailand	49.00
City Logistik Gmbh	Germany	100.00
City Logistik GmbH & Co KG	Germany	100.00
Classen Papier GmbH & Co KG	Germany	100.00
Classen Papier Verw. GmbH	Germany	100.00
Consolidated Papers Int. Leasing L.L.C.	USA	100.00
Consolidated Water Power Co.	USA	100.00
Corenso (UK) Ltd	United Kingdom	93.00
Corenso Edam B.V.	Netherlands	100.00
Corenso Foshan Paper Core Co Ltd	China	100.00
Corenso France SAS	France	100.00
Corenso North America Corp.	USA	100.00
Corenso Svenska AB	Sweden	100.00
Corenso Tolosana S.A.	Spain	77.30
Corenso United (Deutschland) GmbH & Co. KG	Germany	100.00
Corenso United (Deutschland) Verwaltungs GmbH & Co. KG	Germany	100.00
Corenso United Oy Ltd	Finland	100.00
Corenso-Elfes GmbH & Co. KG	Germany	100.00
D.I.Y. Timber Ltd	United Kingdom	100.00
Derflin Agropecuaria Ltda (Sulima)	Brazil	100.00
Derflin S.A. (Stora Enso Uruguay)	Uruguay	100.00
Dincprint GmbH	Germany	100.00
DJKN Förvaltnings AB	Sweden	100.00
Dormant Co	Sweden	100.00
Elfes Beteiligungs GmbH	Germany	100.00
Enocell Oy	Finland	100.00
Enotuhka Oy	Finland	100.00
Enso Alueverkko Oy	Finland	100.00
Enso UK	United Kingdom	100.00
Espebe Holding B.V. (Schneiders Netherland)	Netherlands	100.00
Euro Timber Handelsges.mbH	Austria	100.00
Euro Timber Spol. s.r.o.	Slovakia	100.00
Eurotrade GmbH	Germany	100.00
FAIR Forderungsmanagement GmbH	Germany	100.00
Formeca Oy	Finland	100.00

Company	Country	Percentage
Fortek Oy	Finland	75.00
FPB Holding GmbH + Co. KG	Germany	99.88
Giger Papier AG	Switzerland	100.00
Guangxi Stora Enso Forestry Co Ltd	China	100.00
Hangzhou Corenso Hualun Paper Core Co. Ltd	China	51.00
Harpex Grundst.-Vermietungs GmbH & Co (Bremen)	Germany	100.00
Herman Andersson Oy	Finland	100.00
HESPOL Sp.z.o.o.	Poland	100.00
Houtpak B.V.	Netherlands	100.00
Houttransport Amsterdam B.V.	Netherlands	100.00
Intercell D.O.O. Sabac	Poland	74.00
Intercell Trading Sp.z.o.o.	Poland	100.00
Jet Interiör AB	Sweden	100.00
June Emballage AB	Sweden	100.00
Kambio Holzprodukte GmbH	Austria	51.00
Keräyskuitu Oy	Finland	68.07
Kingiseppskoye Timber Co	Russia	97.00
Klint. Oy Katajanokan Kanavaravta 1	Finland	100.00
Kombi Voima Oy	Finland	100.00
Kopparland AB	Sweden	100.00
Kymenso Oy	Finland	100.00
L.P. Pacific Films Sdn. Bhd.	Malaysia	100.00
Laminating Papers Oy	Finland	100.00
Lumipaper Ltd	United Kingdom	100.00
Lumipaper N.V.	Belgium	100.00
Magna Grundst.-Vermietungs GmbH & Co (Nürnberg)	Germany	100.00
M-Carrier AB	Sweden	100.00
Merivienti Oy	Finland	100.00
Mohed Emballage AB	Sweden	100.00
Nikapa Oy	Finland	100.00
OAO Ladenso	Russia	100.00
OAO Olonetsles	Russia	94.41
Objekt Norderstedt Verw. GmbH	Germany	100.00
OOO Birex	Russia	100.00
OOO Hart Wood	Russia	100.00
OOO Karex	Russia	100.00
OOO Russkij Les	Russia	100.00
OOO SEF Trading	Russia	100.00
OOO Setles	Russia	100.00
OOO Setnord	Russia	100.00
OOO Setnovo	Russia	100.00
OOO Stora Enso Forest Administration	Russia	100.00
OOO Stora Enso Forest Border	Russia	100.00
OOO Stora Enso Forest Central	Russia	100.00
OOO Stora Enso Forest Nord	Russia	100.00
OOO Stora Enso Forest West	Russia	100.00
OOO Stora Enso Packaging BB	Russia	100.00
OOO Stora Enso Packaging KG	Russia	100.00
OOO Stora Enso Packaging VR	Russia	100.00
OOO Stora Enso SPb	Russia	100.00
OOO Stora Impex	Russia	100.00

Company	Country	Percentage
OOO Stora Transport	Russia	100.00
OOO Sweet Point	Russia	100.00
OOO Terminal	Russia	100.00
OOO Timos	Russia	100.00
OOO XT Productions	Russia	100.00
OSC Organisation Software Consulting GmbH	Germany	100.00
Oulu Shipping Ltd	Cayman Islands	100.00
Oy Borgå Stuveri AB	Finland	100.00
Pakenso Sweden Holding AB	Sweden	100.00
Palwaste Recycling CL	Spain	71.84
Papeteries de France	France	100.00
Pappersgruppen AS	Norway	100.00
Papyrus A/S	Denmark	100.00
Papyrus AB	Sweden	100.00
Papyrus Austria GmbH (Schneidersöhne Papierhandels GmbH)	Austria	99.00
Papyrus BV	Netherlands	100.00
Papyrus Croatia d.o.o (Schneider Papier)	Croatia	100.00
Papyrus Distribution Ltd	United Kingdom	100.00
Papyrus Finland Oy	Finland	100.00
Papyrus France SAS	France	100.00
Papyrus Hungaria Rt	Hungary	100.00
Papyrus Network AB	Sweden	100.00
Papyrus Norge AS	Norway	100.00
Papyrus S.A.	Belgium	100.00
Papyrus s.r.o	Slovakia	100.00
Papyrus Sp.z.o.o.	Poland	100.00
Papyrus Sverige AB	Sweden	100.00
Puumatra Oy	Finland	100.00
Puumerkki AS	Estonia	100.00
Puumerkki Oy	Finland	100.00
Puumerkki SIA	Latvia	100.00
Rakennus AB	Sweden	100.00
Rautsalon Kiinteistö Oy	Finland	100.00
Rosaria Grundst.-Vermietungs GmbH & Co (Ettlingen)	Germany	100.00
Rosaria Grundst.-Vermietungs GmbH & Co (Heimstetten)	Germany	100.00
Rosaria Grundst.-Vermietungs GmbH & Co (Saarbrucken)	Germany	100.00
Rosea Grundst.-Vermietungs GmbH & Co (Genshagen)	Germany	100.00
Scaldia BV	Netherlands	100.00
Scantrans Sp.z.o.o.	Poland	97.29
Schneider Onroerend Goed BV	Netherlands	100.00
Schneider Papier Benelux B.V.	Netherlands	100.00
Schneider Papier Benelux B.V.B.A.	Netherlands	76.70
Schneider Papier France SARL	France	100.00
Schneider Papier Hungaria Kft	Hungary	99.80
Schneider Papier Italia Srl	Italy	100.00
Schneidersöhne Deutschland GmbH & Co KG	Germany	100.00
Schneidersöhne Deutschland GmbH (Norderstedt)	Germany	100.00
Schneidersöhne Deutschland Verw. GmbH	Germany	100.00
Schneidersöhne GmbH	Germany	100.00
Schneidersöhne Holding BV	Netherlands	100.00
Schneidersöhne Kuvert GmbH & Co KG	Germany	100.00

Company	Country	Percentage
Schneidersöhne Kuvert Verw. GmbH	Germany	100.00
Schneidersöhne Luxemburg GmbH	Germany	100.00
Schneidersöhne Papier Praha spol s.r.o.	Czech	100.00
Schneidersöhne Papier Verw.GmbH	Germany	100.00
Setrest Oy	Finland	100.00
Shanghai Stora Enso Trading Co Ltd	China	100.00
SIA Papyrus	Latvia	100.00
SIA Stora Enso Mezs	Latvia	100.00
SIA Stora Enso Timber Trading	Latvia	100.00
Siex Developpement SAS	France	100.00
Sihl + Eika Papier AG	Switzerland	100.00
Skogsutveckling Syd AB	Sweden	100.00
Skutskärs Industriservice AB	Sweden	100.00
Stora Baltic Forestry OÜ	Estonia	100.00
Stora Billerud (UK) Group Holdings Ltd	United Kingdom	100.00
Stora Dormant AB	Sweden	100.00
Stora Enso (HK) Ltd	Hong Kong	99.99
Stora Enso (Schweiz) AG	Switzerland	100.00
Stora Enso (Thailand) Co Ltd	Thailand	100.00
Stora Enso AB	Sweden	100.00
Stora Enso Activation AB	Sweden	100.00
Stora Enso Amsterdam BV	Netherlands	100.00
Stora Enso Arapoti Empreendimentos Agrícolas Ltda	Brazil	100.00
Stora Enso Arapoti Indústria de Papel Ltda	Brazil	100.00
Stora Enso Arapoti Participações Societarias Ltda	Brazil	100.00
Stora Enso Argentina S.A.	Argentina	100.00
Stora Enso Australia PTY Ltd	Australia	100.00
Stora Enso Austria GmbH	Austria	100.00
Stora Enso Baienfurt GmbH & Co. KG	Germany	100.00
Stora Enso Baienfurt Verwaltungs GmbH	Germany	100.00
Stora Enso Barcelona SA	Spain	100.00
Stora Enso Belgium NV/SA	Belgium	100.00
Stora Enso Beteiligungen GmbH	Germany	100.00
Stora Enso Bois SA	France	100.00
Stora Enso Brasil Ltda	Brazil	100.00
Stora Enso Chile S.A.	Chile	100.00
Stora Enso China Holdings AB	Sweden	100.00
Stora Enso Corbehem SAS	France	100.00
Stora Enso Danmark A/S	Denmark	100.00
Stora Enso Deutschland GmbH	Germany	100.00
Stora Enso Digital Solutions N.V.	Belgium	100.00
Stora Enso Espana S.A.	Spain	100.00
Stora Enso Financial Services S.A.	Belgium	100.00
Stora Enso Fine Paper AB	Sweden	100.00
Stora Enso Forest Central Europe GmbH	Germany	100.00
Stora Enso Fors AB	Sweden	100.00
Stora Enso Försäkringsaktiebolag	Sweden	100.00
Stora Enso France SAS	France	100.00
Stora Enso Grafic SA	Spain	100.00
Stora Enso Hellas AE	Greece	100.00
Stora Enso Hilfe GmbH	Germany	100.00

Company	Country	Percentage
Stora Enso Holding A/S	Denmark	100.00
Stora Enso Holding France SAS	France	100.00
Stora Enso Holdings UK Ltd	United Kingdom	100.00
Stora Enso Huatai (Shangdong) Paper Co Ltd	China	60.00
Stora Enso Hungary Kft	Hungary	100.00
Stora Enso Hylte AB	Sweden	100.00
Stora Enso Industrial Finance S.A.	Belgium	100.00
Stora Enso Ingerois Oy	Finland	100.00
Stora Enso International Ltd	United Kingdom	100.00
Stora Enso Ireland Ltd	Ireland	100.00
Stora Enso Italia Srl	Italy	100.00
Stora Enso Japan K.K.	Japan	100.00
Stora Enso Kabel GmbH & Co. KG	Germany	100.00
Stora Enso Kabel Verwaltungs GmbH	Germany	100.00
Stora Enso Kvarnsveden AB	Sweden	100.00
Stora Enso Langerbrugge N.V.	Belgium	100.00
Stora Enso Lübeck GmbH	Germany	100.00
Stora Enso Lumber Trading GmbH	Austria	100.00
Stora Enso Malaysia Sdn Bhd	Malaysia	100.00
Stora Enso Maxau GmbH	Germany	100.00
Stora Enso Maxau Verwaltungs GmbH	Germany	100.00
Stora Enso Mexico S.A.	Mexico	100.00
Stora Enso Middle East FZ LLC	United Arab Emirates	100.00
Stora Enso Nederland BV	Netherlands	100.00
Stora Enso Newton Kyme Ltd	United Kingdom	100.00
Stora Enso Norge A/S	Norway	100.00
Stora Enso North America Canadian Sales LLC	USA	100.00
Stora Enso North America Corp.	USA	100.00
Stora Enso North America Inc.	USA	100.00
Stora Enso Nymölla AB	Sweden	100.00
Stora Enso Packaging AB	Sweden	100.00
Stora Enso Packaging Aps	Denmark	100.00
Stora Enso Packaging AS	Estonia	100.00
Stora Enso Packaging Bords Asia Oy	Finland	100.00
Stora Enso Packaging Kft	Hungary	100.00
Stora Enso Packaging Oy	Finland	100.00
Stora Enso Packaging SIA	Latvia	100.00
Stora Enso Packaging Sp.zo.o.	Poland	100.00
Stora Enso Packaging UAB	Lithuenia	100.00
Stora Enso Poland SA	Poland	67.10
Stora Enso Polska Sp. z o.o.	Poland	100.00
Stora Enso Port Hawkesbury Ltd	Canada	100.00
Stora Enso Portugal Lda	Portugal	100.00
Stora Enso Praha s.r.o.	Czech	100.00
Stora Enso Publication Paper Asia Oy	Finland	100.00
Stora Enso Publication Paper GmbH & Co. KG	Germany	100.00
Stora Enso Publication Paper Oy Ltd	Finland	100.00
Stora Enso Publication Paper Verwaltungs Gmbh	Germany	100.00
Stora Enso Pulp AB	Sweden	100.00
Stora Enso Pulp and Paper Asia Oy	Finland	100.00
Stora Enso Recycling Sp z o o	Poland	99.95

Company	Country	Percentage
Stora Enso Reisholz GmbH & Co. KG	Germany	100.00
Stora Enso Reisholz Verwaltungs GmbH	Germany	100.00
Stora Enso Sachsen GmbH	Germany	100.00
Stora Enso Saimaa Services Oy	Finland	100.00
Stora Enso Sales Finland Oy	Finland	100.00
Stora Enso Sarl	Luxemburg	100.00
Stora Enso Scandinavia AB	Sweden	100.00
Stora Enso Service och Underhåll AB (fd Fortek)	Sweden	100.00
Stora Enso Shop Oy	Finland	100.00
Stora Enso Singapore Pte Ltd	Singapore	100.00
Stora Enso Skog AB	Sweden	100.00
Stora Enso Skog AS (former C E Stavanger AS)	Norway	100.00
Stora Enso Skoghall AB	Sweden	100.00
Stora Enso Suzhou Paper Co Ltd	China	96.48
Stora Enso Timber (Deutschland) GmbH	Germany	100.00
Stora Enso Timber A/S	Latvia	100.00
Stora Enso Timber AB	Sweden	100.00
Stora Enso Timber AG	Austria	100.00
Stora Enso Timber AS	Estonia	100.00
Stora Enso Timber Australia Pty Ltd	Australia	100.00
Stora Enso Timber Bad St. Leonhard GmbH	Austria	100.00
Stora Enso Timber d.o.o	Slovakia	100.00
Stora Enso Timber Deutschland GmbH	Austria	100.00
Stora Enso Timber Holding AB	Sweden	100.00
Stora Enso Timber Holzverarbetungs GmbH	Austria	100.00
Stora Enso Timber Japan K.K.	Japan	100.00
Stora Enso Timber Nederland BV	Netherlands	100.00
Stora Enso Timber Oy Ltd	Finland	100.00
Stora Enso Timber Planá s.r.o	Czech	100.00
Stora Enso Timber U.S. Corp.	USA	100.00
Stora Enso Timber UK Ltd	United Kingdom	100.00
Stora Enso Timber Zdirec s.r.o.	Czech	100.00
Stora Enso Trae A/S	Denmark	100.00
Stora Enso Transport & Distribution Ltd	United Kingdom	100.00
Stora Enso Transport and Distribution AB	Sweden	100.00
Stora Enso Transport and Distribution GmbH	Germany	100.00
Stora Enso Treasury Stockholm AB	Sweden	100.00
Stora Enso Uetersen GmbH & Co. KG	Germany	100.00
Stora Enso Uetersen Verwaltungs GmbH	Germany	100.00
Stora Enso UK Ltd	United Kingdom	100.00
Stora Enso Ventures Oy	Finland	100.00
Stora Enso Vermögensverwaltung GmbH	Germany	100.00
Stora Enso Verwaltungs GmbH	Germany	100.00
Stora Enso Wood Supply Polska Sp.z o.o.	Poland	100.00
Stora Kopparbergs Bergslags AB	Sweden	100.00
Stora Luxembourg Sarl	Luxemburg	100.00
Stora Pension Trust Ltd	United Kingdom	100.00
Stora Timber Benelux B.V.	Netherlands	100.00
Stora Timber Benelux Beheer B.V.	Netherlands	100.00
Stora Timber Doe Het Zelf Produkten B.V.	Netherlands	100.00
Stora Timber Finance B.V.	Belgium	100.00

Company	Country	Percentage
Sydved AB	Sweden	66.67
Sydved Energileveranser AB	Sweden	100.00
Tamrest Oy	Finland	100.00
Thai Stora Enso Agroforestry Co Ltd	Thailand	100.00
UAB Puumerkki	Lithuenia	100.00
UAB Schneidersoehne Baltija	Lithuenia	100.00
UAB Stora Enso Miskas	Lithuenia	100.00
UAB Stora Enso Timber	Lithuenia	100.00
Union Developement Récup. Pap.	France	100.00
Vakuutusosakeyhtiö Pankavara	Finland	100.00
Varenso Oy	Finland	100.00
Venapuu Oy	Finland	100.00
VLAR Papier NV	Belgium	65.00
Woodpax Ltd	United Kingdom	100.00
Zaklad Przemyslu Drzewnego W Murowie Sp. z o.o.	Poland	100.00
ZAO Stora Enso	Russia	100.00
ZAO Stora Forestry Gdov JV	Russia	100.00
ZAO Stora Forestry Plus JV	Russia	100.00
ZAO Stora Forestry Strug JV	Russia	100.00